UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 24, 2009

Date of earliest event reported: November 19, 2009

Warner Chilcott Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	0-53772	98-0626948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 19 Ardee Business Park

Hale Street

Ardee, Co. Louth, Ireland

(Address of principal executive offices, including zip code)

+353 41 685 6983

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On November 19, 2009, Warner Chilcott plc (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), a copy of which is attached hereto as Exhibit 1.1, with Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named in Schedule I thereto, and the selling shareholders named therein, pursuant to which the selling shareholders agreed to sell to the underwriters 23,000,000 ordinary shares of the Company, par value $0.01 per share (the “Shares”) at a price of $21.4157 per share, including 3,000,000 ordinary shares of the Company to be sold to the underwriters pursuant to the underwriters’ exercise, on November 23, 2009, of their option to purchase such shares under the Underwriting Agreement. The Shares are expected to be delivered against payment therefor on November 25, 2009.

The offering of the Shares was registered under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration statement on Form S-3 File No. 333-163079 (the “Registration Statement”). The above description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement. A copy of the Underwriting Agreement is incorporated herein by reference and is attached to this Current Report on Form 8-K as Exhibit 1.1. In addition, the Underwriting Agreement is incorporated by reference as an exhibit to the Registration Statement.

Item 8.01.	Other Events

In connection with the offering of the Shares described in Item 1.01 herein, on November 24, 2009, the Company and certain of the other parties to the Amended and Restated Shareholders Agreement, dated as of March 31, 2005, by and among the Company, Warner Chilcott Limited (f/k/a Warner Chilcott Holdings Company, Limited), Warner Chilcott Holdings Company II, Limited, Warner Chilcott Holdings Company III, Limited and certain other persons named therein (as amended, the “Shareholders Agreement”), entered into a waiver of the Shareholders Agreement (the “Waiver”). A copy of the Waiver is incorporated herein by reference and is attached to this Current Report on Form 8-K as Exhibit 4.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 19, 2009, among Warner Chilcott plc, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named in Schedule I thereto and the selling shareholders named therein

4.1	Waiver of the Amended and Restated Shareholders Agreement, dated as of November 24, 2009, by and among Warner Chilcott plc, Warner Chilcott Limited (f/k/a Warner Chilcott Holdings Company, Limited), Warner Chilcott Holdings Company II, Limited, Warner Chilcott Holdings Company III, Limited and certain other persons named therein to the Amended and Restated Management Shareholders Agreement, dated as of March 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER CHILCOTT PUBLIC LIMITED COMPANY

By:	/S/ PAUL HERENDEEN
Name:	Paul Herendeen
Title:	Executive Vice President and Chief Financial Officer

Date: November 24, 2009

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 19, 2009, among Warner Chilcott plc, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named in Schedule I thereto and the selling shareholders named therein

4.1	Waiver of the Amended and Restated Shareholders Agreement, dated as of November 24, 2009, by and among Warner Chilcott plc, Warner Chilcott Limited (f/k/a Warner Chilcott Holdings Company, Limited), Warner Chilcott Holdings Company II, Limited, Warner Chilcott Holdings Company III, Limited and certain other persons named therein to the Amended and Restated Management Shareholders Agreement, dated as of March 31, 2005